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Exhibit 99 (a)

BANK OF GRANITE CORPORATION
NEWS
--------------------------------------------------------------------------------

FOR RELEASE:                                                        JULY 9, 2001

                  BANK OF GRANITE CORPORATION REPORTS EARNINGS
                        FOR SECOND QUARTER AND SIX MONTHS

         Bank of Granite Corporation (Nasdaq: GRAN) has reported earnings for the second quarter and for the six month period, both ending June 30, 2001.

         For the second quarter, net income was $2,630,507 compared with $4,087,430 for the second quarter of 2000 - a decrease of 35.6%. Quarterly per share income was 24(cent) vs 36(CENT) in 2000 - a decrease of 33.3%. For the six-month period, net income was $6,478,613 compared with $7,748,906 for the first six months of 2000 - a decrease of 16.4%. Per share earnings for the six month period were 58(cent) vs 68(cent) for the six-month period in 2000-a decreasE OF 14.7%. Book value of the Bank's stock showed an increase of 7.8% at the end of June 2001.

         John A. Forlines, Jr., Chairman and CEO of Bank of Granite Corporation said the earnings were disappointing, but not surprising in view of the Federal Reserve's six rate cuts in the first half of the year. According to Mr. Forlines, the interest rates on many of the Bank's loans are tied to the prime rate, which has declined 275 basis points (2 3/4%) since the first of the year. "It takes time for us to adjust our liabilities when there are sudden drops in interest rates," he said. "Hopefully, these interest rate declines will favorably impact the economy, but there is generally a six to nine month lag. During the past quarter, the economy in our area," according to Mr. Forlines, "has weakened a great deal. Evidence of this is the recent report that the Hickory/Morganton/Lenoir Metropolitan Statistical Area (the Bank's marketing area) - composed of Alexander, Burke, Caldwell, and Catawba Counties - had the largest one-year unemployment rate increase in the Nation, a 3.8% increase from May 2000 to May 2001. The weak economy also contributed significantly to higher levels of nonperforming loans, which caused the Bank to increase its loan loss reserves." Mr. Forlines said he was optimistic regarding the Bank's future earnings and the economy, but that it would take a few quarters to get through "a very tough period".

         The Bank's assets reached $700,704,491 at the end of the six-month period, an increase of 10.0%. Deposits totaled $537,183,667, up 9.6% and loans of $485,037,913 were up 14.8%. In view of this loan growth and the rise in nonperforming loans, the loan loss reserve was increased by approximately $2.7 million from a year ago. This reserve is now 1.74% of net loans outstanding.

         Also during the second quarter, Directors of Bank of Granite Corporation increased the cash dividend to 12(cent) from 11(cent), a 9.1% increase. 2001 will mark the Company's 48th consecutive year of increased dividends, believed to be a record for any banking company in the United States.

         Bank of Granite Corporation is the parent of Bank of Granite, which operates fourteen full service offices in Caldwell, Catawba, and Burke Counties, and GLL & Associates, a mortgage banking company headquartered in Winston-Salem,
N. C. Bank of Granite Corporation has approximately 5,300 shareholders, with 11,116,247 shares of common stock outstanding at the end of the second quarter. Closing price of its stock at the end of the second quarter was $23.00 per share.

                                    - - 0 - -

Please see "Financial Data" tables, which are attached.

For further information, contact Kirby A. Tyndall, Senior Vice President and Chief Financial Officer at Voice (828) 496-2026, Fax (828) 496-2116 or Internet email: ktyndall@bankofgranite.com

Bank of Granite Corporation, PO Box 128, Granite Falls, NC 28630 www.bankofgranite.com

                                                                            More

Bank of Granite Corporation, Form 8-K, July 9, 2001, page 5 of 7


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
BANK OF GRANITE CORPORATION           Three Months Ended                 Six Months Ended
Selected Financial Data                    June 30,                         June 30,
                               -------------------------------- ---------------------------------
($ in thousands except
  per share data)                   2001      2000     % change      2001       2000     % change
-------------------------------------------------------------------------------------------------
Consolidated earnings summary:
  Interest income, taxable
    equivalent                   $ 13,932   $ 14,189      -1.8%    $ 28,474   $ 27,429       3.8%
  Interest expense                  5,433      4,487      21.1%      10,977      8,699      26.2%
                               ----------------------           -----------------------
  Net interest income, taxable
    equivalent                      8,499      9,702     -12.4%      17,497     18,730      -6.6%
  Taxable equivalent adjustment       433        440      -1.6%         878        899      -2.3%
                               ----------------------           -----------------------
  Net interest income               8,066      9,262     -12.9%      16,619     17,831      -6.8%
  Loan loss provision               2,011        788     155.2%       2,711      1,433      89.2%
  Noninterest income                2,330      2,049      13.7%       4,777      3,709      28.8%
  Noninterest expense               4,561      4,277       6.6%       9,063      8,385       8.1%
                               ----------------------           -----------------------
  Income before income taxes        3,824      6,246     -38.8%       9,622     11,722     -17.9%
  Income taxes                      1,193      2,159     -44.7%       3,143      3,973     -20.9%
                               ----------------------           -----------------------
  Net income                      $ 2,631    $ 4,087     -35.6%     $ 6,479    $ 7,749     -16.4%
                               ======================           =======================
  Earnings per share - Basic       $ 0.24     $ 0.36     -33.3%      $ 0.58     $ 0.68     -14.7%
  Earnings per share - Diluted       0.24       0.36     -33.3%        0.58       0.68     -14.7%
                               ----------------------           -----------------------
  Average shares - Basic           11,116     11,351      -2.1%      11,129     11,385      -2.2%
  Average shares - Diluted         11,117     11,361      -2.1%      11,132     11,395      -2.3%
--------------------------------------------------------------------------------------------------
Consolidated balance sheet data at June 30:
  Total assets                                                    $ 700,704  $ 636,725      10.0%
  Total deposits                                                    537,184    490,018       9.6%
  Loans (gross)                                                     485,038    422,631      14.8%
  Shareholders' equity                                              122,928    116,132       5.9%
--------------------------------------------------------------------------------------------------
Consolidated average balance sheet data:
  Total assets                  $ 699,709  $ 631,454      10.8%   $ 686,044  $ 624,982       9.8%
  Total deposits                  537,287    487,007      10.3%     530,408    482,685       9.9%
  Loans (gross)                   480,700    415,396      15.7%     471,680    406,008      16.2%
  Shareholders' equity            121,914    115,445       5.6%     121,023    114,800       5.4%
--------------------------------------------------------------------------------------------------
Consolidated performance ratios:
  Return on average assets*         1.51%      2.60%                  1.90%      2.49%
  Return on average equity*         8.66%     14.24%                 10.80%     13.57%
  Efficiency ratio                 42.12%     36.40%                 40.69%     37.37%
--------------------------------------------------------------------------------------------------
Consolidated asset quality data and ratios:
  Nonaccruing loans                                                 $ 2,594    $ 1,154     124.8%
  Accruing loans 90 days past due                                     2,400        541     343.6%
  Nonperforming loans                                               $ 4,994    $ 1,695     194.6%
  Foreclosed properties                                                 287        136     111.0%
  Nonperforming assets                                                5,281      1,831     188.4%
  Allowance for loan losses                                           8,452      5,721      47.7%
  Loans charged off                                                     797        582      36.9%
  Recoveries of loans charged off                                       187        123      52.0%
  Net loan charge-offs (recoveries)                                     610        459      32.9%
                                                                -----------------------
  Net charge-offs to average loans*                                   0.26%      0.23%
  Nonperforming loans to total assets                                 0.71%      0.27%
  Allowance coverage of nonperforming loans                         169.24%    337.52%
  Allowance for loan losses to gross loans                            1.74%      1.35%
  Allowance for loan losses to net loans                              1.77%      1.37%
--------------------------------------------------------------------------------------------------
Subsidiary earnings summary:
 Bank of   Net interest income    $ 7,369    $ 8,900     -17.2%    $ 15,400   $ 17,189     -10.4%
 Granite   Loan loss provision      1,981        778     154.6%       2,651      1,423      86.3%
           Noninterest income       1,655      1,556       6.4%       3,432      2,819      21.7%
           Noninterest expense      3,377      3,351       0.8%       6,922      6,643       4.2%
           Income taxes             1,066      2,098     -49.2%       2,919      3,929     -25.7%
           Net income               2,600      4,229     -38.5%       6,340      8,013     -20.9%
          ----------------------------------------------------------------------------------------
GLL &      Net interest income      $ 741      $ 445      66.5%     $ 1,269      $ 779      62.9%
Associates Loan loss provision         30         10     200.0%          60         10     500.0%
(mortgage  Noninterest income         711        567      25.4%       1,380        964      43.2%
bank)      Noninterest expense      1,137        859      32.4%       2,088      1,633      27.9%
           Income taxes               126         61     106.6%         224         44     409.1%
           Net income                 189         92     105.4%         337         66     410.6%
--------------------------------------------------------------------------------------------------

* annualized based on number of days in the period
                                                                            MORE
Bank of Granite Corporation, Form 8-K, July 9, 2001, page 6 of 7


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
BANK OF GRANITE CORPORATION                                   Quarters Ended
                                          --------------------------------------------------------
Supplemental Quarterly Financial Data       JUN 30,    Mar 31,    Dec 31,     Sep 30,    Jun 30,
 ($ in thousands except per share data)      2001       2001        2000       2000       2000
--------------------------------------------------------------------------------------------------
Consolidated earnings summary:
  Interest income, taxable equivalent       $ 13,932   $ 14,542    $ 15,059   $ 14,589   $ 14,189
  Interest expense                             5,433      5,544       5,439      5,035      4,487
                                          --------------------------------------------------------
  Net interest income, taxable equivalent      8,499      8,998       9,620      9,554      9,702
  Taxable equivalent adjustment                  433        446         453        455        440
                                          --------------------------------------------------------
  Net interest income                          8,066      8,552       9,167      9,099      9,262
  Loan loss provision                          2,011        700         955      1,505        788
  Noninterest income                           2,330      2,447       2,189      2,136      2,049
  Noninterest expense                          4,561      4,501       4,206      4,189      4,277
                                          --------------------------------------------------------
  Income before income taxes                   3,824      5,798       6,195      5,541      6,246
  Income taxes                                 1,193      1,950       2,104      1,807      2,159
                                          --------------------------------------------------------
  Net income                                 $ 2,631    $ 3,848     $ 4,091    $ 3,734    $ 4,087
                                          ========================================================
  Earnings per share - Basic                  $ 0.24     $ 0.35      $ 0.37     $ 0.33     $ 0.36
  Earnings per share - Diluted                  0.24       0.35        0.37       0.33       0.36
                                          --------------------------------------------------------
  Average shares - Basic                      11,116     11,142      11,175     11,288     11,351
  Average shares - Diluted                    11,117     11,146      11,182     11,302     11,361
--------------------------------------------------------------------------------------------------
Consolidated ending balance sheet data:
  Total assets                             $ 700,704  $ 702,689   $ 661,623  $ 640,338  $ 636,725
  Total deposits                             537,184    546,828     517,282    496,068    490,018
  Loans (gross)                              485,038    473,157     450,398    436,514    422,631
  Shareholders' equity                       122,928    121,352     119,315    117,919    116,132
--------------------------------------------------------------------------------------------------
Consolidated average balance sheet data:
  Total assets                             $ 699,709  $ 672,380   $ 651,405  $ 636,428  $ 631,454
  Total deposits                             537,287    523,528     508,899    493,619    487,007
  Loans (gross)                              480,700    462,659     444,409    428,585    415,396
  Shareholders' equity                       121,914    120,132     117,916    117,146    115,445
--------------------------------------------------------------------------------------------------
Consolidated performance ratios:
  Return on average assets*                    1.51%      2.32%       2.50%      2.33%      2.60%
  Return on average equity*                    8.66%     12.99%      13.80%     12.68%     14.24%
  Efficiency ratio                            42.12%     39.33%      35.62%     35.83%     36.40%
--------------------------------------------------------------------------------------------------
Consolidated asset quality data and ratios:
  Nonaccruing loans                          $ 2,594    $ 1,571     $ 1,502    $ 1,543    $ 1,154
  Accruing loans 90 days past due              2,400      2,771       1,983      1,486        541
                                          --------------------------------------------------------
  Nonperforming loans                          4,994      4,342       3,485      3,029      1,695
  Foreclosed properties                          287        134         134         83        136
                                          --------------------------------------------------------
  Nonperforming assets                         5,281      4,476       3,619      3,112      1,831
                                          --------------------------------------------------------
  Allowance for loan losses                    8,452      6,919       6,352      6,004      5,721
                                          --------------------------------------------------------
  Loans charged off                              567        230         672      1,351        313
  Recoveries of loans charged off                 89         97          65        129         46
                                          --------------------------------------------------------
  Net loan charge-offs (recoveries)              478        133         607      1,222        267
                                          --------------------------------------------------------
  Annualized net charge-offs to average loans* 0.40%      0.12%       0.54%      1.13%      0.26%
  Nonperforming loans to total assets          0.71%      0.62%       0.53%      0.47%      0.27%
  Allowance coverage of nonperforming loans  169.24%    159.35%     182.27%    198.22%    337.52%
  Allowance for loan losses to gross loans     1.74%      1.46%       1.41%      1.38%      1.35%
  Allowance for loan losses to net loans       1.77%      1.48%       1.43%      1.39%      1.37%
--------------------------------------------------------------------------------------------------
Subsidiary earnings summary:
  Bank of  Net interest income               $ 7,369    $ 8,030     $ 8,776    $ 8,754    $ 8,900
  Granite  Loan loss provision **              1,981        670         925      1,475        778
           Noninterest income **               1,655      1,777       1,657      1,569      1,556
           Noninterest expense **              3,377      3,545       3,414      3,329      3,351
           Income taxes                        1,066      1,852       2,028      1,759      2,098
           Net income                          2,600      3,740       4,066      3,760      4,229
          ----------------------------------------------------------------------------------------
           ** Item includes effects of Bounce program started in second quarter of 2000:
                  Loss provision                  76         65          80        118        133
                  Noninterest income             438        401         480        512        456
                  Noninterest expense             18         17          17         14         11
          ----------------------------------------------------------------------------------------
GLL &      Net interest income                 $ 741      $ 529       $ 438      $ 401      $ 445
Associates Loan loss provision                    30         30          30         30         10
(mortgage  Noninterest income                    711        670         531        566        567
bank)      Noninterest expense                 1,137        954         784        849        859
           Income taxes                          126         98          76         48         61
           Net income                            189        147         109         70         92
--------------------------------------------------------------------------------------------------

* annualized based on number of days in the period

Bank of Granite Corporation, Form 8-K, July 9, 2001, page 7 of 7